UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 26, 2018

DRONE AVIATION HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-150332	46-5538504
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11651 Central Parkway #118, Jacksonville, FL 32224

(Address of principal executive offices)

Registrant’s telephone number, including area code: (904) 834-4400

Not applicable.

(Registrant’s former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 26, 2018, Drone Aviation Holding Corp. (the “Company”) and City National Bank of Florida (“CNB”) entered into an amendment to the previously disclosed August 2, 2017 promissory note the Company issued to CNB in the principal amount of $2,000,000 (the “CNB Note”) to extend the maturity date of the CNB Note to August 2, 2019 (the “CNB Note Amendment”).

On September 26, 2018, the Company and Frost Nevada Investments Trust (“Frost Nevada”) entered into an amendment to the previously disclosed August 3, 2017 secured convertible promissory note the Company issued to Frost Nevada in the principal amount of $2,000,000 (the “Frost Nevada Note”) to extend the maturity date of the Frost Nevada Note to August 2, 2019 (the “Frost Nevada Note Amendment”). Frost Nevada is a trust that is controlled by Dr. Phillip Frost, a substantial shareholder of the Company.

The foregoing description of the form of the CNB Note Amendment and the Frost Nevada Note Amendment do not purport to be complete and are qualified in their entireties by copies of such agreement which are attached or incorporated by reference to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Stock Option Award Cancellation

On August 22, 2018 (the “Award Date”), the Company’s Board of Directors (the “Board”) awarded Options to purchase an aggregate of 5,000,000 shares of the Company’s common stock (the “Options”) with an exercise price of $1.00 per share to be issued pursuant to the Company’s form of Drone Aviation Holding Corp. Nonqualified Stock Option Agreement (the “Stock Option Agreement”). Included in this award were the following grants to Executive Officers and Directors of the Company: 1,950,000 options to Jay Nussbaum, Chief Executive Officer and Chairman of the Board of Directors, 800,000 options to Felicia Hess, Chief Operating Officer, 800,000 options to Daniyel Erdberg, President, 300,000 options to Kendall Carpenter, Chief Financial Officer and the following directors of the Company: 150,000 options to David Aguilar, 25,000 options to John Miller, 25,000 options to Timothy Hoechst and 25,000 options to Robert Guerra. The options vest upon the Company receiving an aggregate of $4,000,000 in new orders from a prime government contractor or directly from the U.S. government at any time commencing after the date of issuance. The Options may be exercised at any time after they have vested until four years after the Award Date. If, however, the holder’s employment with or service to the Company or any of its subsidiaries is terminated by the Company for cause, any unexercised portion of the award shall immediately terminate. On September 26, 2018, the Board resolved to cancel the August 22, 2018 unvested Options.

Stock Option Award

On September 26, 2018 (the “Award Date”), the Company’s Board of Directors (the “Board”) awarded Options to purchase an aggregate of 6,000,000 shares of the Company’s common stock (the “Options”) with an exercise price of $.65 per share to be issued pursuant to the Company’s form of Drone Aviation Holding Corp. Nonqualified Stock Option Agreement (the “Stock Option Agreement”). Included in this award were the following grants to Executive Officers and Directors of the Company: 2,350,000 options to Jay Nussbaum, Chief Executive Officer and Chairman of the Board of Directors, 1,000,000 options to Felicia Hess, Chief Operating Officer, 1,000,000 options to Daniyel Erdberg, President, 425,000 options to Kendall Carpenter, Chief Financial Officer and the following directors of the Company: 150,000 options to David Aguilar, 25,000 options to John Miller, 25,000 options to Timothy Hoechst and 25,000 options to Robert Guerra The options vest upon the Company receiving an aggregate of $4,000,000 in new orders from a prime government contractor or directly from the U.S. government at any time commencing after the date of issuance. The Options may be exercised at any time after they have vested until four years after the Award Date. If, however, the holder’s employment with or service to the Company or any of its subsidiaries is terminated by the Company for cause, any unexercised portion of the award shall immediately terminate.

The foregoing description of the form of the Stock Option Agreement does not purport to be complete and is qualified in its entirety by the form of Stock Option Agreement, a copy of which is attached or incorporated by reference to this Current Report on Form 8-K as Exhibit 10.3.

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Global Security & Innovative Strategies, LLC Consulting Services Agreement Amendment

On September 26, 2018, the Board approved Amendment No. 1 (“Amendment No. 1”) of the November 10, 2017 agreement between the Company and Global Security & Innovative Strategies, LLC (“GSIS”), a related party (the “Agreement”). Under the terms of the Agreement, GSIS will provide business development support and general consulting services for sales opportunities with U.S. government agencies and other identified prospects. GSIS is a related party by virtue of the ownership interest in such company by David Aguilar, a member of the Company’s board of directors. Amendment No. 1 extends the term of the Agreement from October 1, 2018 until September 30, 2018 and stipulates a one-time compensation of 100,000 Non-Qualified Stock Options (GSIS Options) with an exercise price of $1.00 per share to be issued pursuant to the Company’s form of Drone Aviation Holding Corp. Nonqualified Stock Option Agreement (the “Stock Option Agreement”). The options vest immediately upon the Award Date. The Options may be exercised at any time after they have vested until four years after the Award Date. All other sections of the original consulting agreement remain unchanged and in full force and effect.

The foregoing description of the form of the Amendment No. 1 do not purport to be complete and are qualified in its entirety by the form of such agreement which is attached or incorporated by reference to this Current Report on Form 8-K as Exhibits 10.4.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1*	Amendment to promissory between Drone Aviation Holding Corp. and City National Bank of Florida dated September 26, 2018.
10.2*	Amendment to Secured Convertible Promissory Note issued by Drone Aviation Holding Corp. to Frost Nevada Investment Trust dated September 26, 2018.
10.3	Form of Drone Aviation Holding Corp. Nonqualified Stock Option Agreement (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on January 12, 2017).
10.4*	Amendment No. 1 between Drone Aviation Holding Corp. and Global Security & Innovative Strategies, LLC dated September 26, 2018.

* Filed herewith.

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SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DRONE AVIATION HOLDING CORP.

Date: September 28, 2018	By:	/s/ Kendall Carpenter
Kendall Carpenter
Chief Financial Officer

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